EXHIBIT 10.1

                                     FORM OF
                          NEXITY BANK ESCROW AGREEMENT

      Relating to Subscriptions for Shares of Lee County Bancshares, Inc.

     THIS ESCROW AGREEMENT (the "Agreement") is made and entered into as of the ___ day of, 20__, by and among certain investors (collectively, the "Investors") who have executed a Subscription Agreement (the "Subscription Agreement" (and which Subscription Agreement expressly refers to and incorporates this Escrow Agreement); Lee County Bancshares, Inc., a Georgia corporation (the "Company"); and Nexity Bank (the "Escrow Agent").

     WHEREAS, the Investors desire to contribute to the capital of Lee County Bancshares, Inc. by purchasing shares of its common stock, $1.00 par value (the "Shares") pursuant to the terms and conditions set forth in Lee County
Bancshares' Prospectus dated       , 20 (the "Prospectus"), and the Subscription
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Agreement, the  form  of  which  is  attached  hereto;  and

     WHEREAS, in order to facilitate the purchase of the Shares and the organization of Lee County Bancshares, Inc., the Investors desire that the Escrow Agent receive, hold and distribute their payments for the Shares in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties agree as follows:

     1.     ESCROW DEPOSIT.  Each Investor will deliver the funds in payment for
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the  Shares  purchased  by  such  Investor,  as  set  forth  in the Subscription
Agreement, to the Company for further delivery to the Escrow Agent. The Company will collect and deliver to the Escrow Agent appropriate W-9 Forms for each investor.

     2.     INVESTMENT  OF  ESCROW  DEPOSIT.  All  funds  received by the Escrow
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Agent  pursuant  to this Agreement shall be invested, to the extent practicable, in a fully liquid instrument of deposit with the Escrow Agent. Interest will begin accruing no later than the next business day after receipt.

     3.     DISTRIBUTION  OF FUNDS.  The Escrow Agent shall distribute the funds
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held by it under this Agreement as follows:

     a. Upon receipt of (i) funds in the amount of at least $6,100,000 in payment for Shares, and (ii) a certificate executed by either Michael
          P. Guy or Joe W. Waid, Jr. attesting that Lee County Bancshares, Inc. has received subscriptions for such amount and directing the Escrow Agent to distribute all funds received by the Escrow Agent from the Investors under this Agreement to the Company, the Escrow Agent shall deliver the funds, by cashier's check or other form of payment mutually acceptable to the Company and the Escrow Agent, to the Company, together with the income


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          earned  thereon  pursuant  to  subsection  (c)  of  this Section 3. No distribution will be made until the last investor deposit has been made for at least two business days. The Company shall provide account information and other necessary directions for disbursements by the Escrow Agent to it under this Agreement. The Escrow Agent must be provided a copy of the Subscription Agreement at the signing of this Escrow Agreement.

     b. Upon (i) receipt of direction from the Company to return the funds to the Investors or (ii) in the event the Escrow Agent shall have received less than $6,100,000 or shall have received no direction or certificate from the Company pursuant to either subsection (a) or this
          subsection  (b)  of  this  Section  3  on  or  prior  to             ,
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          20   (closing  date  of  offering),  the Escrow Agent shall distribute
            --
          such funds to the Investors, together with the income earned thereon pursuant to subsection (c) of this Section 3. The Company may give notice to the Escrow Agent that the Company is canceling its offer of
          the  Shares  prior  to           , 20   and  the  Escrow  Agent  shall
                                 ----------    --
          distribute the funds to the Investors in accordance with this Agreement.

     c. Any income earned on the investment of funds received under this Agreement will first be applied against the Escrow Agent's fee set forth in Section 9 hereof and any expense of the Escrow Agent incurred pursuant to Section 5 hereof. To the extent that such income exceeds the Escrow Agent's fee and expenses, the Escrow Agent shall allocate (each Investor shall be allocated his pro rata share of such excess, calculated according to the amount of funds delivered to the Escrow Agent by such Investor and the number of days such Investor's funds have been available for investment by the Escrow Agent) and distribute such excess to the Investors, in the event that funds are returned to Investors pursuant to subsection (b) of this Section. Such excess shall be delivered to the Company, in the event that the funds received and held hereunder are delivered to the Company pursuant to subsection (a) of this Section.

     4.     AUTHORIZATION  FOR  DISBURSEMENT.  The  Escrow  Agent  is  hereby
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authorized  and directed to issue its checks for each disbursement hereunder and the Escrow Agent shall be relieved of all liability with respect to making the disbursements in accordance with the provisions hereof.

     5.     PROFESSIONAL  SERVICES  USED  BY ESCROW AGENT.  The Escrow Agent may
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engage  the  services of such attorneys, accountants and other professionals, as the Escrow Agent may, in its sole discretion, deem advisable to carry out its duties under the Agreement. The Company agrees to reimburse the Escrow Agent for all costs, expenses and professional fees incurred hereunder which are not covered by income earned on escrowed funds pursuant to Section 3(c) hereof, including all legal fees and expenses incurred in the review of this Agreement.

     6.     LIMIT  ON ESCROW AGENT'S RESPONSIBILITY. The Escrow Agent shall have
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no  duties  or obligations hereunder except as expressly set forth herein, shall be  responsible  only  for


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the  performance  of  such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof, and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion or any other reason, except for its gross negligence or willful misconduct.

     7.     RELIANCE ON OPINION OF COUNSEL.  The Escrow Agent hereunder shall be
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entitled  to  rely  upon  the  advice  of its counsel in any action taken in its capacity as Escrow Agent hereunder and shall be protected from any liability of any kind for actions taken in reasonable reliance upon such opinion of its counsel.

     8.     RESIGNATION.  The  Escrow Agent may resign at any time upon ten (10)
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days'  written  notice  to the Company.  Such resignation shall take effect upon receipt by the Escrow Agent of an instrument of acceptance executed by a successor escrow agent and subscribed and consented to by the Company, and the delivery by the Escrow Agent to such successor of any funds held under this Agreement. The Escrow Agent, if it has not received such an instrument of acceptance prior to the expiration of ten (10) calendar days after the giving of notice of resignation, shall be discharged of its duties and obligations hereunder only upon the deposit of any funds being held by it under this Agreement into, and the acceptance thereof, by a court of competent jurisdiction, to which application shall be made for the appointment of a successor escrow agent so appointed shall succeed to all of the rights, duties and responsibilities of the Escrow Agent.

     9.     ESCROW AGENT'S FEES.  The Company agrees to pay Escrow Agent's usual
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and  customary  fees for performing its obligations under the Agreement that are not  covered by income earned on escrowed funds pursuant to Section 3(c) hereof.

     10.     NOTICE.  All  notices,  certificates  and  other  communications
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hereunder  shall  be  in writing and shall be sufficiently given when delivered, postage  prepaid,  addressed  as  follows  by  certified  mail:


          To  the  Escrow  Agent:          Attention:  Mrs.  Pam  Fretwell
                                           Nexity  Bank
                                           3500  Blue  Lake  Drive
                                           Birmingham,  Alabama  35243

          To  the  Investors:              to  the  persons  named  and  at  the
                                           addresses listed in the Subscription
                                           Agreements

          To  Company:                     Lee  County Bancshares,  Inc.
                                           2006  Executive  Park,  Suite  B
                                           Opelika,  Alabama  36801

          Any party may, by notice given hereunder, designate any future or different addresses to which subsequent notices, certificates and other communications shall be sent.


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     12.     BINDING  EFFECT.  This  Agreement shall inure to the benefit of and
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shall be binding upon the parties hereto and their respective heirs, successors, administrators  and  assigns.

     13.     SEVERABILITY.  In  the  event  any  court of competent jurisdiction
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shall  hold  any  provision  of  this  Agreement  invalid or unenforceable, such holding shall not invalidate or render unenforceable any other provision hereof.

     14.     EXECUTION  OF  COUNTERPARTS.  This  Agreement  may  be  executed in
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several counterparts, each of which shall be an original, and all of which shall constitute  one  and  the  same  instrument.

     15.     APPLICABLE  LAW.  This  Agreement  shall  be construed and governed
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exclusively  by  the  laws  of  the  State  of  Alabama,  without  regard to its principles  of  conflicts  of  law.

     16.     HEADINGS.  The  headings  used in this Agreement have been prepared
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for the convenience of reference only and shall not control, affect the meaning, or be taken as an interpretation of any provisions of this Agreement.



                         ESCROW  AGENT:            NEXITY  BANK
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                         By:
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                         Its:
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                         Date:
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                         COMPANY:      LEE COUNTY BANCSHARES, INC.
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                         By:
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                         Its:
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                         Date:
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